Exhibit 10.49

AMENDMENT TO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 5, 2024, among ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the “Borrower”), ASHFORD HOSPITALITY TRUST, INC. (the “Parent”), the guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A.            The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of January 15, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 12, 2021, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 21, 2023, as amended by that certain Amendment No. 3 to Credit Agreement, dated as of March 11, 2024 (“Amendment No. 3”), and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”). Capitalized terms used in this Amendment but not defined have the meaning provided in the Credit Agreement.

B.            The Borrower, the Parent, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions set forth in Amendment No. 3, as more fully set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Parent, the Guarantors, the Administrative Agent, and the Lenders party hereto agree as follows:

Section 1.         Cash Exit Fee. If the Outstanding Amount on November 15, 2024, is less than or equal to Fifty Million and No/100 Dollars ($50,000,000), then Section 2.12(d) of Amendment No. 3 shall be amended and restated in its entirety as follows:

“(d)  If the Cash Exit Fee is required to be paid under Section 2.08(b)(i) of the Credit Agreement as a result of a repayment in full of the Loans that occurs on or prior to December 15, 2024, so long as the Cash Exit Fee (and any Cash Exit Fee Loan made pursuant to the foregoing paragraph (c)) is also paid in full on or prior to December 15, 2024, the reference to “15%” in Section 2.08(b)(ii)(A) of the Credit Agreement shall be deemed to be specify “12.5%” for purposes of calculating the amount of such Cash Exit Fee.”

Section 2.         Miscellaneous.

2.1            Amendment No. 3 Unaffected. Except as herein otherwise specifically provided, all provisions of Amendment No. 3 (as modified hereby) shall remain in full force and effect and be unaffected hereby.

2.2            Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

2.3            Governing Law; Consent to Jurisdiction. The provisions of Sections 11.14 and 11.15 of the Credit Agreement shall be set forth herein mutatis mutandis.

2.4            Costs and Expenses. The out-of-pocket expenses incurred by the Administrative Agent or any Lender in connection with the preparation, negotiation, execution, delivery and administration of this Amendment shall be paid by the Borrower in accordance with Section 11.04(a) of the Credit Agreement.

2.5            Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect on a continuous basis after giving effect to this Amendment. Each of the Loan Parties hereby ratifies and reaffirms (a) the Obligations under and as defined in the Credit Agreement and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement (as modified hereby) and the other Loan Documents to which it is a party, (b) the Liens and security interests created in favor of the Administrative Agent and/or Lenders pursuant to each Collateral Document, which Liens and security interests shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditio1ns set forth in the Credit Agreement (as modified hereby) and the other Loan Documents, and nothing herein shall be construed to deem any such Obligations paid, or to release or terminate any Lien or security interest given to secure any such Obligations or any guarantee thereof, (c) the guarantee of the Obligations pursuant to the Guaranty and (d) each of such other Loan Documents executed and delivered by or on its behalf in connection with the Credit Agreement or this Amendment. Each Loan Party confirms that, assuming all UCC financing statements naming the Administrative Agent, as secured party, and a Loan Party, as debtor, filed in connection with the Credit Agreement have not been terminated or amended, such UCC financing statements remain effective and authorized by the Loan Parties to continue perfection of the security interests in the Collateral. This Amendment constitutes the entire agreement of the parties hereto, and supersedes all prior understandings and agreements, among the parties hereto relating to the subject matter hereof.

2.6            No Novation. This Amendment represents in part a renewal of, and not in satisfaction of or a novation of, the Obligations under the Credit Agreement. Each of the Loan Parties expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit any right of the Administrative Agent or any Lender to demand payment of liabilities owing from the Loan Parties, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement (as modified hereby) and the other Loan Documents, as applicable, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement (as modified hereby) or an Event of Default under and as defined in any of the other Loan Documents.

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2.7            Release. By signing below, each Loan Party hereby releases, remises, acquits and forever discharges the Administrative Agent, the Lenders and their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or any other Loan Document (collectively, the “Released Matters”).  Each Loan Party hereby acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Loan Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Stephen Zsigray
Name:	Stephen Zsigray
Title:	Chief Executive Officer

ASHFORD OP GENERAL PARTNER LLC ASHFORD OP LIMITED PARTNER LLC

By:	/s/ Stephen Zsigray
Name:	Stephen Zsigray
Title:	President and Chief Executive Officer

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By: Ashford OP General Partner LLC, its general partner

By:	/s/ Alex Rose
Name:	Alex Rose
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment]

ASHFORD A-3 MEZZ LLC
ASHFORD AA SENIOR MEZZ LLC
ASHFORD C-1 LLC
ASHFORD C-2 LLC
ASHFORD CHAMBERS GP LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD D-3 MEZZ LLC
ASHFORD FIVE JUNIOR HOLDER LLC
ASHFORD FIVE JUNIOR MEZZ LLC
ASHFORD FIVE SENIOR MEZZ LLC
ASHFORD G-3 MEZZ LLC
ASHFORD IHC LLC
ASHFORD JUNIOR A LLC
ASHFORD JUNIOR B LLC
ASHFORD JUNIOR Ml LLC
ASHFORD JUNIOR M2 LLC
ASHFORD LE PAVILLON SENIOR MEZZ LLC
ASHFORD POOL C2 JUNIOR HOLDER LLC
ASHFORD POOL C2 JUNIOR MEZZ LLC
ASHFORD POOL C2 SENIOR MEZZ LLC
ASHFORD SENIOR M1 LLC
ASHFORD SENIOR M2 LLC
ASHFORD TEN JUNIOR MEZZ LLC
ASHFORD TEN SENIOR MEZZ LLC
ASHFORD WQ HOTEL GP LLC
HH MEZZ BORROWER A-4 LLC
HH MEZZ BORROWER G-4 LLC
HH SWAP C LLC
HH SWAP C-1 LLC
HH SWAP F LLC
HH SWAP F-1 LLC
PIM HIGHLAND HOLDING LLC
RFS SPE 2000 LLC

By:	/s/ Alex Rose
Name:	Alex Rose
Title:	Vice President and Secretary

[Signature Page to Amendment]

ASHFORD TRS AA SENIOR MEZZ LLC
ASHFORD TRS ASHTON HOLDER LLC
ASHFORD TRS C-I LLC ASHFORD TRS C-2 LLC
ASHFORD TRS CHAMBERS LLC
ASHFORD TRS FIVE JUNIOR HOLDER I LLC
ASHFORD TRS FIVE JUNIOR HOLDER II LLC
ASHFORD TRS FIVE JUNIOR HOLDER III LLC
ASHFORD TRS FIVE JUNIOR HOLDER IV LLC
ASHFORD TRS FIVE JUNIOR HOLDER V LLC
ASHFORD TRS FIVE JUNIOR MEZZ I LLC
ASHFORD TRS FIVE JUNIOR MEZZ II LLC
ASHFORD TRS FIVE JUNIOR MEZZ III LLC
ASHFORD TRS FIVE JUNIOR MEZZ IV LLC
ASHFORD TRS FIVE JUNIOR MEZZ V LLC
ASHFORD TRS FIVE SENIOR MEZZ I LLC
ASHFORD TRS FIVE SENIOR MEZZ II LLC
ASHFORD TRS FIVE SENIOR MEZZ III LLC
ASHFORD TRS FIVE SENIOR MEZZ IV LLC
ASHFORD TRS FIVE SENIOR MEZZ V LLC
ASHFORD TRS JUNIOR A LLC
ASHFORD TRS JUNIOR B LLC
ASHFORD TRS JUNIOR MI LLC
ASHFORD TRS JUNIOR M2 LLC
ASHFORD TRS LE PA VILLON SENIOR MEZZ LLC
ASHFORD TRS POOL C2 JUNIOR HOLDER LLC
ASHFORD TRS POOL C2 JUNIOR MEZZ LLC
ASHFORD TRS POOL C2 SENIOR MEZZ LLC
ASHFORD TRS POOL C3 JUNIOR HOLDER LLC
ASHFORD TRS POOL C3 JUNIOR MEZZ LLC
ASHFORD TRS POOL C3 SENIOR MEZZ LLC
ASHFORD TRS SENIOR M1 LLC
ASHFORD TRS SENIOR M2 LLC
ASHFORD TRS TEN JUNIOR MEZZ LLC
ASHFORD TRS TEN SENIOR MEZZ LLC
ASHFORD TRS WQ LLC
HH MEZZ BORROWER D-2 LLC
HH MEZZ BORROWER D-4 LLC
AH TENANT CORPORATION
ASHFORD TRS CORPORATION
ASHFORD TRS VI CORPORATION
CRYSTAL CITY TENANT CORP.
LEE VISTA TENANT CORP.
SANTA CLARA TENANT CORP.

By:	/s/ Deric S. Eubanks
Name:	Deric S. Eubanks
Title:	President and Secretary

[Signature Page to Amendment]

ASHFORD CHAMBERS LP

By: ASHFORD CHAMBERS GP LLC,
its general partner

By:	/s/ Alex Rose
Name:	Alex Rose
Title:	Vice President and Secretary

ASHFORD WQ HOTEL LP

By: ASHFORD WQ HOTEL GP LLC,
its general partner

By:	/s/ Alex Rose
Name:	Alex Rose
Title:	Vice President and Secretary

ASHFORD WQ LICENSEE LLC

By: ASHFORD TRS CORPORATION,
its sole member

By:	/s/ Deric S. Eubanks
Name:	Deric S. Eubanks
Title:	President

[Signature Page to Amendment]

OPPS AHT HOLDINGS, LLC

By: Oaktree Fund GP, LLC, its Manager
By: Oaktree Fund GP I, L.P., its Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

By:	/s/ Manish Desai
Name:	Manish Desai
Title:	Authorized Signatory

[Signature Page to Amendment]

ROF8 AHT PT, LLC

By:	/s/ Taejo Kim
Name:	Taejo Kim
Title:	Authorized Signatory

By:	/s/ Cary Kleinman
Name:	Cary Kleinman
Title:	Authorized Signatory

[Signature Page to Amendment]

OAKTREE PHOENIX INVESTMENT FUND AIF (DELAWARE), L.P.

By: Oaktree Fund AIF Series, L.P. – Series U, its General Partner
By: Oaktree Fund GP AIF, LLC, its General Partner
By: Oaktree Fund GP III, L.P., its Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

[Signature Page to Amendment]

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent
By: Oaktree Capital Management, L.P., its Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to Amendment]